                         BENEFITS AND EMPLOYMENT MATTERS
                              ALLOCATION AGREEMENT



                                  by and among


                               CULBRO CORPORATION,

                                       and

                           CULBRO LAND RESOURCES, INC.

                                       and

                          GENERAL CIGAR HOLDINGS, INC.



                          dated as of January __, 1997

                               TABLE OF CONTENTS

                                                                        Page No.

BENEFITS AND EMPLOYMENT MATTERS............................................  1

RECITALS...................................................................  1

ARTICLE I

DEFINITIONS................................................................  2

      Section 1.1 Definitions..............................................  2
      401(k) Plans.........................................................  2

            (i)   Holdings 401(k) Plan.....................................  2
            (ii)  Culbro 401(k) Plan.......................................  2
            (iii) CLR 401(k) Plan..........................................  2

      Annual Incentive Compensation Plan...................................  2

            (i)   Culbro Annual Incentive Compensation Plan (General Cigar)  2
            (ii)  Culbro Annual Incentive Compensation Plan (Corporate)...   2
            (iii) Culbro Annual Incentive Corporation Plan
                   (Imperial Nurseries)...................................   2

      Asset Transfer Date..................................................  2
      CLR 401(k) Plan......................................................  3
      CLR Employee.........................................................  3
      CLR Exercise Ratio...................................................  3
      CLR Individual.......................................................  3
      CLR Option...........................................................  3
      CLR Stock............................................................  3
      CLR Stock Plan.......................................................  3
      COBRA ...............................................................  3
      Code  ...............................................................  3
      Commission...........................................................  3
      Conversion Award.....................................................  3
      Cross-over ISO.......................................................  3
      Culbro 401(k) Plan...................................................  3
      Culbro Employee......................................................  3
      Culbro Exercise Ratio................................................  4
      Culbro Individual....................................................  4
      Culbro Option........................................................  4
      Culbro Retirement Plan...............................................  4
      Culbro Terminee......................................................  4

      Deferred Compensation Plan...........................................  4
      Director.............................................................  4
      Distribution Date....................................................  4
      Employee.............................................................  4

            (i)   Holdings Employee........................................  4
            (ii)  CLR Employee.............................................  4
            (iii) Culbro Employee..........................................  4
            (iv)  Culbro Terminee..........................................  4
            (v)   Retained Employee........................................  5
            (vi)  Transferred Employee.....................................  5
            (vii) Group Employee...........................................  5

      Employer.............................................................  5
      ERISA ...............................................................  5
      Existing Stock Plan..................................................  5

            (i)   Culbro 1991 Employees Stock Plan.........................  5
            (ii)  Culbro 1992 Stock Plan...................................  5
            (iii) Culbro 1996 Stock Plan...................................  5
            (iv)  Culbro 1993 Directors Option Plan........................  5
            (v)   Culbro 1996 Directors Option Plan........................  5

      Group Employee.......................................................  5
      Holdings 401(k) Plan.................................................  6
      Holdings Employee....................................................  6
      Holdings Option......................................................  6
      Holdings Stock Plan..................................................  6
      HMO   ...............................................................  6
      IRS   ...............................................................  6
      ISO   ...............................................................  6
      Jay Green Employment Agreement.......................................  6
      Medical/Dental Plan..................................................  6

            (i)   Holdings Medical/Dental Plans............................  6
            (ii)  CLR Medical/Dental Plans.................................  6
            (iii) Culbro Medical/Dental Plans..............................  6

      Medical Retirees.....................................................  6
      Merger Date..........................................................  6
      Option...............................................................  7
      Performance Plan.....................................................  7
      Plan  ...............................................................  7
      Post-Conversion Price................................................  7
      Post-Distribution Transfer...........................................  7
      Pre-Distribution Stock Price.........................................  7

      Qualified Beneficiary................................................  7

            (i)   Holdings Qualified Beneficiary...........................  8
            (ii)  CLR Qualified Beneficiary................................  8
            (iii) Culbro Qualified Beneficiary.............................  8

      Reformed Culbro Option...............................................  8
      Retained Employee....................................................  8
      Retained Individual..................................................  8
      Retiree Medical/Dental Benefits......................................  8
      Service Credit.......................................................  8
      Stock ...............................................................  8

            (i)   Holdings Stock...........................................  8
            (ii)  CLR Stock................................................  8
            (iii) Culbro Stock.............................................  8

      Transferred Employee.................................................  8
      Transferred Individual...............................................  9
      Welfare Plan.........................................................  9
      Section 1.2 Other Terms..............................................  9
      Section 1.3 Certain Constructions....................................  9
      Section 1.4 Sections.................................................  9
      Section 1.5 Survival.................................................  9

ARTICLE II

EMPLOYEE BENEFITS..........................................................  9

      Section 2.1 General..................................................  9

            (a)   Allocation of Responsibilities on the Asset Transfer Date  9
            (b)   Assumption of Liabilities on Asset Transfer Date......... 10
            (c)   Service Credits.......................................... 10

      Section 2.2 401(k) Plans............................................. 10

            (a)   Establishment of the CLR 401(k) Plan..................... 10
            (b)   Culbro 401(k) Plan....................................... 11
            (c)   Transfer of Account Balances............................. 11
            (d)   Regulatory Filings....................................... 11

      Section 2.3 Culbro Retirement Plan................................... 12

            (a)   Transferred Employees.................................... 12
            (b)   Assumption of Plan by Holdings........................... 12

      Section 2.4 Deferred Compensation Plan............................... 12

            (a)   Assumption of Plan by Holdings........................... 12
            (b)   No Termination of Service................................ 13

      Section 2.5 Stock Plans.............................................. 13

            (a)   CLR Stock Plan........................................... 13
            (b)   Holdings Stock Plan...................................... 13
            (c)   Existing Stock Plans..................................... 13
            (d)   Reformation of Existing Awards........................... 13
            (e)   Exercise Prices of Reformed Options...................... 14
            (f)   Merger................................................... 14
            (g)   Anti-Dilution Measures................................... 14
            (h)   Effect of Post-Distribution Transfer on Conversion Awards 14

      Section 2.6 Annual Incentive Compensation Plans...................... 15
      Section 2.7 Culbro Long Term Performance Plan........................ 15
      Section 2.8 Jay Green Employment Agreement........................... 15
      Section 2.9 Holdings Medical/Dental Plans............................ 15

            (a)   Liability for Claims..................................... 15
            (b)   Continuation Coverage Administration..................... 16
            (c)   Continuation Coverage Claims............................. 16
            (d)   Liability for Medical Retirees........................... 16

      Section 2.10 CLR Medical/Dental Plans................................ 16
      Section 2.11 Employer Liability under Welfare Plans.................. 17
      Section 2.12 Preservation of Right To Amend or Terminate Plans....... 17
      Section 2.13 Reimbursement........................................... 17
      Section 2.14 Payroll Reporting and Withholding....................... 17

            (a)   Form W-2 Reporting....................................... 17
            (b)   Forms W-4 and W-5........................................ 18
            (c)   Garnishments, Tax Levies, Child Support Orders, and Wage
                  Assignments.............................................. 18
            (d)   Authorizations for Payroll Deductions.................... 18

ARTICLE III

LABOR AND EMPLOYMENT MATTERS............................................... 18

      Section 3.1 Separate Employers....................................... 19
      Section 3.2 Employment Policies and Practices........................ 19
      Section 3.3 Matters Concerning Administration........................ 19

            (a)   Administrative Services In Connection With The CLR Plans. 19
            (b)   Allocation of Group Insurance Reserves................... 19

      Section 3.4 Notice of Claims......................................... 19
      Section 3.5 Assumption of Unemployment Tax Rates..................... 19
      Section 3.6 Employees on Leave of Absence............................ 19
      Section 3.7 No Third Party Beneficiary Rights........................ 20
      Section 3.8 Attorney-Client Privilege................................ 20

ARTICLE IV

DEFAULT.................................................................... 20

      Section 4.1 Default.................................................. 20
      Section 4.2 Force Majeure............................................ 20

ARTICLE V

MISCELLANEOUS.............................................................. 20

      Section 5.1 Access to Information; Cooperation....................... 20
      Section 5.2 Assignment............................................... 21
      Section 5.3 Headings................................................. 21
      Section 5.4 Severability of Provisions............................... 21
      Section 5.5 Parties Bound............................................ 21
      Section 5.6 Notices.................................................. 21
      Section 5.7 Further Action........................................... 22
      Section 5.8 Waiver................................................... 22
      Section 5.9 Governing Law............................................ 22
      Section 5.10 Consent to Jurisdiction................................. 22
      Section 5.11 Entire Agreement........................................ 22

                        BENEFITS AND EMPLOYMENT MATTERS
                             ALLOCATION AGREEMENT


            THIS BENEFITS AND EMPLOYMENT MATTERS ALLOCATION
AGREEMENT (this "Agreement") is made this ___ day of _________, 199__ by and among Culbro Corporation, a New York corporation ("Culbro"), Culbro Land Resources, Inc., a Delaware corporation and a wholly-owned subsidiary of Culbro ("CLR"), and General Cigar Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Culbro ("Holdings") (each, singly, a "Party" and collectively, the "Parties").

                                   RECITALS

            WHEREAS, Culbro, directly and through subsidiaries, (i) manufactures and markets cigars and grows, processes and sells cigar wrapper tobacco (the "Cigar Business"), (ii) cultivates for sale container and field grown nursery products principally to nursery centers and mass merchandisers, and owns and operates wholesale nursery sales and service centers (the "Nursery Business") and (iii) owns, builds and manages commercial and industrial properties and develops residential subdivisions on real estate in Connecticut and Massachusetts (the "Real Estate Business") (which Nursery Business and Real Estate Business constitute the "CLR Business");

            WHEREAS, the Board of Directors of Culbro has determined that it is in the best interests of Culbro to separate the Cigar Business on the one hand, and the CLR Business on the other hand, and, in order to effect such separation, to transfer to CLR the stock of certain Culbro subsidiaries principally engaged in the CLR Business and certain other assets relating principally to the CLR Business (as more specifically defined herein, the "Asset Transfers"), and thereafter to distribute all of the outstanding shares of common stock, par value $0.01 per share, of CLR to the holders of Culbro common stock (the "Distribution");

            WHEREAS, subsequent to the Asset Transfers and prior to the Distribution, Holdings intends to consummate an initial public offering of its shares of common stock, par value $0.01 per share (the "Offering");

            WHEREAS, following the Distribution, subject to certain conditions, Culbro intends to merge with and into Holdings (the "Merger") pursuant to a certain merger agreement (the "Merger Agreement");

            WHEREAS, in connection with the Distribution, Culbro and CLR have set forth in a certain distribution agreement (the "Distribution Agreement") the corporate transactions required to effect the Asset Transfers, the Distribution and the Merger, and the agreements that will govern certain matters following the Distribution and the Merger;

            WHEREAS, pursuant to the aforesaid Distribution Agreement, Culbro Holdings, and CLR have agreed to enter into an agreement allocating responsibilities with respect to employee compensation, benefits, labor and certain other employment matters pursuant to the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

            401(k) Plans: any of the following Plans, as the context indicates, maintained pursuant to Section 401(a) of the Code:

            (i) Holdings 401(k) Plan: the Culbro 401(k) Plan, as renamed amended and continued following the Distribution Date as described in Section 2.2(b)(i); or

            (ii) Culbro 401(k) Plan: The Culbro Companies Incorporated 401(k) Savings Plan and Trust, as maintained by Culbro immediately prior to the Distribution Date; or

            (iii) CLR 401(k) Plan: the 401(k) Plan and Trust established by CLR as described in Section 2.2(a) as of the Distribution Date primarily for the benefit of CLR Employees.

            Annual Incentive Compensation Plan: a Plan providing incentive compensation to eligible Employees based upon achievement of performance criteria by the Employer, the operating unit of the Employer to which the Employee is assigned, or otherwise, including the following Plans as in effect immediately prior to the Asset Transfers:

            (i) Culbro Annual Incentive Compensation Plan (General Cigar); and

            (ii) Culbro Annual Incentive Compensation Plan (Corporate); and

            (iii) Culbro Annual Incentive Corporation Plan (Imperial Nurseries).

            Asset Transfer Date: the asset transfer date as set forth in the Distribution Agreement.

            CLR 401(k) Plan: the CLR 401(k) Plan as defined under the definition of 401(k) Plan contained herein.

            CLR Employee: a CLR Employee as defined under the definition of Employee contained herein.

            CLR Exercise Ratio: the ratio of (a) the Post Conversion Price of CLR Stock to (b) the sum of the Post Conversion Price of CLR Stock and the Post Conversion Price of Culbro Stock.

            CLR Individual: any individual who (i) is a Transferred Employee, or
(ii) a CLR Employee, or (iii) is a dependent or beneficiary of any individual described in clause (i) or (ii).

            CLR Option: an option to purchase CLR Stock under the CLR Stock Plan pursuant to a substitution of stock option under Section 2.5(d).

            CLR Stock: CLR Stock as defined under the definition of Stock contained herein.

            CLR Stock Plan: the 1997 stock option plan of CLR as described in
Section 2.5(a).

            COBRA: Code Section 4980B and ERISA Sections 601 through 608, establishing employer requirements for continuation of health care benefits for certain current and former employees or dependents thereof.

            Code: the Internal Revenue Code of 1986, as amended, or any successor legislation.

            Commission: the Securities and Exchange Commission.

            Conversion Award: an award of an Option to reflect the effect of the Distribution on Culbro Options held immediately prior to the Distribution in accordance with Section 2.5.

            Cross-over ISO: any CLR ISO held by a Culbro Employee or Holdings Employee, or any Culbro ISO held by a CLR Employee, respectively, following the Distribution.

            Culbro 401(k) Plan: the Culbro 401(k) Plan as defined under the definition of 401(k) Plan contained herein.

            Culbro Employee: a Culbro Employee as defined under the definition of Employee contained herein.

            Culbro Exercise Ratio: the ratio of (a) the Post-Conversion Price of Culbro Stock to (b) the sum of the Post Conversion Price of Culbro Stock and the Post Conversion Price of CLR Stock.

            Culbro Individual: any individual who is (i) a Culbro Employee, (ii) a Culbro Terminee, or (iii) a dependent or beneficiary of any individual specified in clauses (i) or (ii).

            Culbro Option: an option to purchase Culbro Stock pursuant to the Existing Stock Plans or the Jay Green Employment Agreement.

            Culbro Retirement Plan: the Culbro Corporation Employees Retirement Plan, as amended through January 1, 1994, and as further amended form time to time thereafter.

            Culbro Terminee: a Culbro Terminee as defined under the definition of Employee contained herein.

            Deferred Compensation Plan: The Culbro Deferred Incentive Compensation Plan, as in existence immediately prior to the Asset Transfers.

            Director: a member of the Board of Directors of Holdings, Culbro or CLR, as the context indicates.

            Distribution Date: the date on which the Distribution occurs.

            Employee: an individual who is identified as being in any of the following categories:

                  (i) Holdings Employee: any individual who is an Employee of Holdings or any 100% direct or indirect subsidiary of Holdings immediately prior to the Asset Transfer Date or who becomes an employee of Holdings or any 100% direct or indirect subsidiary of Holdings on or following the Asset Transfer Date; or

                  (ii) CLR Employee: any individual who is an Employee of CLR or any 100% direct or indirect subsidiary of CLR immediately prior to the Asset Transfer Date or who becomes an employee of CLR or any 100% direct or indirect subsidiary of CLR on or following the Asset Transfer Date; or

                  (iii) Culbro Employee: any individual who is an employee of Culbro prior to the Asset Transfer Date, but not including individuals who are employees of (a) CLR or any 100% direct or indirect subsidiary of CLR prior to the Asset Transfer Date or (b) any business unit of Culbro that becomes a 100% direct or indirect subsidiary or business unit of CLR pursuant to the Asset Transfers; or

                  (iv) Culbro Terminee: any individual formerly employed by Culbro who terminated such employment prior to the Asset Transfer Date, including but not limited to any Culbro Employee or Director who retired prior to the Asset Transfer Date; or

                  (v) Retained Employee: any individual who immediately prior to the Asset Transfer Date was a Group Employee, and who on or immediately following the Asset Transfer Date is an Employee of Culbro or Holdings or any 100% direct or indirect subsidiary of Holdings; or

                  (vi) Transferred Employee: any individual who immediately prior to the Asset Transfer Date was a Group Employee, and who on or immediately following the Asset Transfer Date is an Employee of CLR or any 100% direct or indirect subsidiary of CLR; or

                  (vii) Group Employee: any individual who immediately prior to the Asset Transfer Date is an Holdings Employee, a CLR Employee, or a Culbro Employee.

            Employer: Holdings, CLR or Culbro, as the context indicates.

            ERISA: the Employee Retirement Income Security Act of 1974, as amended, or any successor legislation.

            Existing Stock Plans: any of the following stock-based compensation plans which provide for awards of additional compensation to eligible Employees in the form of stock appreciation rights or nonqualified or incentive options to purchase Employer Stock, maintained by Culbro prior to the Distribution Date for eligible Group Employees and eligible Culbro Directors, as the case may be, as described below:

                  (i) Culbro 1991 Employees Stock Plan: the Culbro Corporation 1991 Employees Incentive Stock Option Plan, which provides for awards of non-qualified and incentive Culbro Options to eligible Group Employees.

                  (ii) Culbro 1992 Stock Plan: the Culbro Corporation 1992 Stock Plan, which provides for awards of non-qualified and incentive Culbro Options to eligible Group Employees.

                  (iii) Culbro 1996 Stock Plan: the Culbro Corporation 1996 Stock Plan, which provides for awards of non-qualified and incentive Culbro Options to eligible Group Employees.

                  (iv) Culbro 1993 Directors Option Plan: the Culbro Corporation 1993 Stock Option Plan for Non-Employee Directors which provides for awards of non-qualified Culbro Options to Culbro's non-employee Directors.

                  (v) Culbro 1996 Directors Option Plan: the Culbro Corporation 1996 Stock Option Plan for Non-Employee Directors which provides for awards of non-qualified Culbro Options to Culbro's non-employee Directors.

            Group Employee: a Group Employee as defined under the definition of Employee contained herein.

            Holdings 401(k) Plan: the Holdings 401(k) Plan as defined under the definition of 401(k) Plan contained herein.

            Holdings Employee: a Holdings Employee as defined under the definition of Employee contained herein.

            Holdings Option: an option to purchase Holdings Stock pursuant to the Holdings Stock Plan, or, following the Merger, pursuant to the Existing Stock Plans or the Jay Green Employment Agreement.

            Holdings Stock Plan: the 1997 stock plan of Holdings, as described in Section 2.5(b).

            HMO: any health maintenance organization organized under 42 U.S.C. ss.300e-9, or a state health maintenance organization statute that provides medical services for Retained Individuals or CLR Individuals under any Plan.

            IRS: the Internal Revenue Service.

            ISO: an option awarded as an incentive stock option under Section 422 of the Code.

            Jay Green Employment Agreement: the employment agreement between Jay
M. Green and Culbro, dated as of April 8, 1994.

            Medical/Dental Plan: a Welfare Plan providing health benefits to Employees and their dependents as described below:

                  (i) Holdings Medical/Dental Plans: the Culbro Medical/Dental Plans as renamed and continued by Holdings after the Merger pursuant to
      Section 2.9; or

                  (ii) CLR Medical/Dental Plans: the Medical/Dental Plans to be established by CLR in accordance with Section 2.10; or

                  (iii) Culbro Medical/Dental Plans: any Medical/Dental Plans maintained prior to the Merger.

            Medical Retirees: any Culbro Terminee (or dependent or beneficiary thereof) who was retired or disabled on or before the Asset Transfer Date, and who was receiving or otherwise entitled to receive Retiree Medical/Dental Benefits, other than, or in addition to, coverage mandated by COBRA, as a retiree (or dependent or beneficiary thereof) under any Culbro Medical/Dental Plan immediately prior to the Asset Transfers.

            Merger Date: the date the Merger is consummated.

            Option: a nonqualified or incentive option to purchase Stock under an Existing Stock Plan, the CLR Stock Plan, or the Holdings Stock Plan, as the context indicates.

            Performance Plan: the Culbro Long Term Performance Plan, as in effect immediately prior to the Asset Transfers.

            Plan: any plan, policy, arrangement, contract or agreement providing compensation benefits for any group of Employees or former Employees or individual Employee or former Employee, or the dependents or beneficiaries of any such Employee or former Employee, whether formal or informal or written or unwritten, and including, without limitation, any means, whether or not legally required, pursuant to which any benefit is provided by an Employer to any Employee or former Employee or the beneficiaries of any such Employee or former Employee, adopted or entered into by a Party prior to, or upon the Distribution. The term "Plan" as used in this Agreement does not include any contract, agreement or understanding entered into by Culbro prior to the Asset Transfers, or any contract, agreement or understanding entered into by Culbro, Holdings or CLR after the Asset transfers relating to settlement of actual or potential Employee related litigation claims.

            Post-Conversion Price: the average of (i) the per share New York Stock Exchange closing price of Culbro Stock, or (ii) the mean between the closing representative bid and asked prices for CLR Stock as reported by NASDAQ or any successor quotation system, as the context indicates, during the ten-trading day period immediately following the Distribution Date. If, for any reason, Culbro Stock is not traded on the New York Stock Exchange on an "ex dividend" basis with respect to the Distribution on any day during the ten-trading day period immediately following the Distribution Date, then the Post-Conversion Price for Culbro Stock on such date shall be equal to the closing New York Stock Exchange price of Culbro Stock, on such day, less the mean between the closing representative bid and asked prices for CLR Stock as reported on NASDAQ or any successor quotation system, on such day.

            Post-Distribution Transfer: a transfer of employment where an employee of one Party leaves the service of such Party to immediately begin employment with another party occurring on or prior to November 28, 1998.

            Pre-Distribution Stock Price: the New York Stock Exchange closing price per share for Culbro Stock immediately prior to the Distribution Date (before giving effect to the

Distribution), trading regular way, with a due bill for the special dividend of CLR Stock to made in connection with the Distribution.

            Qualified Beneficiary: an individual (or dependent thereof) who either (1) experiences a "qualifying event" (as that term is defined in Code
Section 4980B(f)(3) and ERISA Section 603) while a participant in any Medical/Dental Plan, or (2) becomes a "qualified beneficiary" (as that term is defined in Code Section 4980B(g)(1) and ERISA 607(3)) under any Medical/Dental Plan, and who is included in any one of the following categories:

                  (i) Holdings Qualified Beneficiary: any Retained Individual (or dependent thereof) who, prior to the Asset Transfer Date, was a Qualified Beneficiary under any Culbro Medical/Dental Plan; or

                  (ii) CLR Qualified Beneficiary: any Transferred Individual (or dependent thereof) who, prior to the Asset Transfer Date, was a Qualified Beneficiary under any Culbro Medical/Dental Plan; or

                  (iii) Culbro Qualified Beneficiary: any Culbro Individual who, immediately following the Asset Transfer Date, is not a Holdings Qualified Beneficiary or a CLR Qualified Beneficiary and who, immediately prior to the Asset Transfer Date, was a Qualified Beneficiary under any Culbro Medical/Dental Plan.

            Reformed Culbro Option: an option to purchase Culbro Stock, issued pursuant to an Conversion Award.

            Retained Employee: a Retained Employee as defined under the definition of Employee contained herein.

            Retained Individual: any individual who (i) is a Retained Employee, or (ii) is, as of the Asset Transfer Date, a Culbro Terminee whose last employment with Culbro or subsidiary of Culbro was with a Cigar Business, or
(iii) is a dependent or beneficiary of any individual described in clause (i) or
(ii).

            Retiree Medical/Dental Benefits: health, medical and dental benefits provided to a Culbro Terminee (or a dependent or beneficiary thereof) who is a retiree under any Culbro Medical/Dental Plan, not including any coverage mandated by COBRA.

            Service Credit: the period taken into account under any Plan for purposes of determining length of service or plan participation to satisfy eligibility, vesting, benefit accrual and similar requirements under such Plan.

            Stock: the common stock of Culbro, Holdings or CLR, as more specifically described below:

                  (i) Holdings Stock: the Class A common stock, par value $0.01 per share, of Holdings; or

                  (ii) CLR Stock: the Class A common stock, par value $0.01 per share, of CLR; or

                  (iii) Culbro Stock: the common stock, par value $1.00 per share, of Culbro prior to the Merger Date.

            Transferred Employee: a Transferred Employee as defined under the definition of Employee contained herein.

            Transferred Individual: any individual who (i) is a Transferred Employee or (ii) is, as of the Asset Transfer Date, a Culbro Terminee (x) whose last employment with Culbro or a subsidiary of Culbro was with a Transferred Business or (y) whose employment with Culbro was primarily related to a CLR Business, or (iii) is a dependent or beneficiary of any individual described in clause (i) or (ii).

            Welfare Plan: any Plan which provides medical, health, disability, accident, life insurance, death, dental or any other welfare benefit, including, without limitation, any post-employment benefit as described in Section 3(1) of ERISA or the regulations thereunder.

            Section 1.2 Other Terms. Any capitalized terms used herein but not defined herein shall have the meaning set forth in the Distribution Agreement.

            Section 1.3 Certain Constructions. References to the singular in this Agreement shall refer to the plural and vice-versa and references to the masculine shall refer to the feminine and vice-versa.

            Section 1.4 Sections. References to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.

            Section 1.5 Survival. Obligations described in this Agreement shall remain in full force and effect and shall survive the Asset Transfer Date, the Distribution Date and the Merger Date.

                                  ARTICLE II

                               EMPLOYEE BENEFITS

            Section 2.1 General.

                  (a) Allocation of Responsibilities on the Asset Transfer Date. On the Asset Transfer Date CLR shall retain or assume responsibility as employer for the

      CLR Employees, except to the extent retained or assumed by Holdings, as the case may be, under this Agreement or any other agreement relating to the Asset Transfers, Distribution, or Merger. On the Asset Transfer Date Holdings shall retain or assume responsibility as employer for the Retained Employees, except to the extent retained or assumed by CLR under this Agreement or any other agreement relating to the Asset Transfers. Effective on or after the Asset Transfer Date, Culbro shall not retain or assume responsibility as employer for any Retained Employees or any CLR Employees except as specifically provided under this Agreement or any other agreement relating to the Asset Transfers, Distribution, or Merger. The assumption or retention of responsibility as employer by Holdings or CLR described in this Section 2.1 shall not, of itself, constitute a severance or a termination of employment under any Plan of severance maintained by Culbro nor shall it constitute a change of control of Culbro for purposes of any Plan.

                  (b) Assumption of Liabilities on Asset Transfer Date. Except as specifically provided in this Agreement, or as otherwise agreed by the
      Parties:

                        (i) Except as provided in Section 2.1(b)(iii),
            immediately following the Asset Transfers, Holdings shall assume or retain, as the case may be, all benefit obligations and all related rights in connection with any Plan (except with respect to CLR Employees), and CLR shall have no further liability with respect thereto; and

                        (ii) Except as provided in Section 2.1(b)(iii),
            immediately following the Asset Transfers, CLR shall assume or retain, as the case may be, all benefit obligations and all related rights in connection with any Plan with respect to the CLR Employees, and Holdings shall have no further liability with respect thereto.

                        (iii) Following the Asset Transfers and prior to the
            Merger, Culbro shall retain all benefits obligations and related rights in connection with the exercise of Culbro Options or Reformed Culbro Options.

                  (c) Service Credits. In connection with the Asset Transfers, Distribution and Merger, as the case may be, and for purposes of determining Service Credits under any Plan, the Parties shall credit each of their respective Employees and Directors with such Employee's or Director's Service Credit as reflected in the Culbro payroll system records as of the date of the Asset Transfers, Distribution, or Merger, as the case may be. Such Service Credit shall continue to be maintained as described herein for as long as the Employee or Director does not terminate employment (or in the case of a Director, does not cease providing services as a Director).

            Section 2.2 401(k) Plans.

                  (a) Establishment of the CLR 401(k) Plan. Effective as of the Distribution Date, CLR shall take, or cause to be taken, all action necessary and appropriate to establish and administer a new 401(k) Savings Plan and Trust (the "CLR 401(k) Plan"). As described in Section 2.2(c), the CLR 401(k) Plan shall receive a plan-to-plan transfer of all participant account balances or accrued benefits under the Culbro 401(k) Plan which are attributable to Transferred Employees who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Culbro 401(k) Plan. CLR shall provide benefits under such CLR 401(k) Plan after the Distribution for all such Transferred Employees and (and CLR Employees admitted to participation in such Plan after the Distribution) subject to the terms and provisions of such Plan. The CLR 401(k) Plan shall be intended to qualify for tax-favored treatment under Sections 401(a) and 401(k) of the Code and to comply with the requirements of ERISA.

                  (b) Culbro 401(k) Plan.

                        (i) Transferred Employees. Culbro shall take all actions
            necessary and appropriate to provide that all amounts credited to the account of Transferred Employees participating in the Culbro 401(k) Plan shall be fully nonforfeitable, effective as of the Distribution. Culbro shall be responsible for making all employer contributions (including any matching contributions) required pursuant to the Culbro 401(k) Plan with respect to such Transferred Employees through the Distribution Date.

                        (ii) Retained Employees and Culbro Terminees. Except as
            provided in Section 2.2(a), following the Distribution Date and prior to the Merger, Culbro shall retain sole responsibility for all liabilities and obligations under the Culbro 401(k) Plan, and CLR shall have no liability or obligation with respect thereto. As soon as practicable after the Merger Date, Holdings shall take, or cause to be taken, all action necessary and appropriate to assume and continue the Culbro 401(k) Plan and to amend and rename the Culbro 401(k) Plan as the General Cigar Holdings, Inc. 401(k) Savings Plan and Trust.

                  (c) Transfer of Account Balances. As soon as practicable following the Distribution, Culbro shall cause the trustees of the Culbro 401(k) Plan to effect a transfer to the trustees or other funding agent of the CLR 401(k) Plan of the account balances and accrued benefits of all Transferred Employees which shall be established as account balances or accrued benefits of such individuals under the CLR 401(k) Plan. Each such transfer shall comply with Section 414(1) of the Code and the requirements of ERISA and the regulations promulgated thereunder. CLR shall cause the trustees or other funding agent of the CLR 401(k) Plan to accept the plan-to-plan transfer from the Holdings 401(k) Plan trustees, and to credit the accounts of such Transferred Employees under the CLR 401(k) Plan with amounts transferred on their behalf.

                  (d) Regulatory Filings. CLR and Culbro shall, in connection with the plan-to-plan transfer described in Section 2.2(c), cooperate in making any and all appropriate filings required by the Commission or the IRS, or required under the Code or ERISA or any applicable securities laws and the regulations thereunder, and take all such action as may be necessary and appropriate to cause such plan-to-plan transfer to take place as soon as practicable after the Distribution Date or otherwise when required by law. Further, CLR shall seek a favorable IRS determination letter that the CLR 401(k) Plan, as organized, satisfies all qualification requirements under Section 401(a) of the Code. Notwithstanding the foregoing, such plan-to-plan transfers shall take place pending issuance of such favorable determination letter. The Parties shall each make any necessary amendments on a retroactive basis to the CLR 401(k) Plan or the Culbro 401(k) Plan, respectively, as required by the IRS to issue the favorable determination letter described above.

            Section 2.3 Culbro Retirement Plan

                  (a) Transferred Employees. Effective as of the Distribution Date, the Culbro Board of Directors shall take or cause to be taken all actions necessary and appropriate to amend the Culbro Retirement Plan to provide that Transferred Employees will cease to accrue further benefits under the Culbro Retirement Plan following the Distribution, and to provide that all benefits accrued by such participants through the date of the Distribution shall be fully nonforfeitable. Culbro and the Culbro Retirement Plan shall retain all liabilities and obligations associated with Transferred Employees accrued prior to the Distribution Date, and CLR shall not assume any such liabilities or obligations associated with Transferred Employees. Following the Distribution, Culbro may, at Culbro's discretion, continue to maintain the Culbro Retirement Plan, as it may be amended, in accordance with its terms.

                  (b) Assumption of Plan by Holdings. Effective as of the Merger, Culbro and Holdings shall take, or cause to be taken, all actions necessary and appropriate for Holdings to assume and continue sponsorship and administration of the Culbro Retirement Plan, and Holdings shall thereupon be solely responsible for all liabilities and obligations associated with the Culbro Retirement Plan. Upon the consummation of the Merger, Holdings will assume and may, at Holdings' discretion, continue to maintain the Retirement Plan, and participants (other than CLR Employees) shall continue to accrue benefits in the Retirement Plan, as it may be amended, in accordance with its terms.

            Section 2.4 Deferred Compensation Plan.

                  (a) Assumption of Plan by Holdings. Effective as of the Asset Transfer Date, Holdings shall assume sole responsibility for all liabilities and obligations under the Culbro Corporation Deferred Incentive Compensation Plan, and CLR shall have no liability or obligation with respect thereto. As soon as practicable after the Asset Transfer Date, Holdings shall take, or cause to be taken, all action necessary and appropriate to amend and rename the Deferred Incentive Compensation Plan as the General Cigar Holdings, Inc. Deferred Incentive Compensation Plan. Holdings shall provide future benefits thereunder accruing after the Asset Transfer Date for all persons who, on the Asset Transfer Date, were participants in or otherwise entitled to benefits under the Deferred Incentive Compensation Plan and for any persons who are admitted to participate therein on or after the Asset Transfer Date. All accrued benefits, rights and Service Credit shall continue under the Deferred Incentive Compensation Plan.

                  (b) No Termination of Service. To the extent permitted by applicable law, the Parties shall take any and all actions necessary to provide that the Asset Transfers, Distribution, or Merger, as the case may be, shall not constitute a termination of any participant's service for purposes of the Deferred Compensation Plan. Post Distribution Transfers shall not constitute a separation of any participant's service for purposes the Deferred Compensation Plan.

            Section 2.5 Stock Plans.

                  (a) CLR Stock Plan. Effective as of the Distribution Date, CLR shall take, or cause to be taken, all action necessary and appropriate to establish and administer a new stock-based compensation plan (the "CLR Stock Plan"), and to provide Conversion Awards of CLR Stock or CLR Options for all CLR Employees or Culbro Employees and Directors, in accordance with Section 2.5(d). All awards under the CLR Stock Plan shall be denominated in CLR Stock. CLR shall assume all obligations with respect to, and shall administer, all Conversion Awards denominated in CLR Stock under the CLR Stock Plan under the terms governing such awards of Culbro Stock or Culbro Options prior to the conversion, except as adjusted or amended herein.

                  (b) Holdings Stock Plan. Prior to the Offering, Holdings shall adopt a new stock option plan (the "Holdings Stock Plan"), which will provide for the grant of incentive and nonqualified options to certain Holdings Employees, and, in addition, pursuant to the such Holdings Stock Plan, options to purchase shares of Holdings Stock with an aggregate exercise price of $1,000,000 will be granted to certain persons formerly employed by Villazon & Company, Inc.

                  (c) Existing Stock Plans. Effective as of the Distribution Date, except with respect to options reformed as CLR Options, Culbro shall retain sole responsibility for all liabilities and obligations under the Existing Stock Plans, and CLR shall have no liability or obligation with respect thereto. Culbro shall provide future benefits accruing under the Existing Stock Plans after the Distribution Date for all Retained Employees and Culbro Directors who, on the Distribution Date, were participants in or otherwise entitled to benefits under the Existing Stock Plans and for Culbro Employees and Culbro Directors who are admitted to participate therein on or after the Distribution Date.

                  (d) Reformation of Existing Awards

                        (i) On the Distribution Date, each nonqualified Culbro
            Option shall be reformed as one Reformed Culbro Option and one CLR Option each, except as described below, with terms identical to those of the Culbro Option, except with respect to the exercise price which shall be adjusted as provided in Section 2.5(e).

                        (ii) On the Distribution Date, each Culbro Option
            awarded as an ISO shall be reformed as one Reformed Culbro ISO and one CLR ISO each, except as described below with terms identical to the Culbro ISO, except with respect to the exercise price which shall be adjusted as provided in Section 2.5(e); provided, however, that any Cross-over ISO not exercised within three months following the Distribution Date shall thereupon automatically convert into a nonqualified Option.

                  (e) Exercise Prices of Reformed Options. The exercise price of each Reformed Culbro Option shall be equal to the product of the exercise price of the applicable Culbro Option and the Culbro Exercise Ratio. The exercise price of each such CLR Option shall be equal to the product of the exercise price of the applicable Culbro Option and the CLR Exercise Ratio.

                  (f) Merger. Adjustments made to any Stock Plan pursuant to the Merger shall be as set forth in the Merger Agreement.

                  [(g) Anti-Dilution Measures. With respect to any Culbro Options exercised after the Offering and prior to the consummation of the Merger, Culbro shall pay to Holdings any amount received upon the exercise of a Culbro Option, which relates to the stock of Holdings, and in exchange therefore, Holdings shall provide to Culbro a number of shares of Class A Common Stock of Holdings equal to the number of shares of Culbro Stock issued upon the exercise of such Culbro Option, multiplied by a fraction, the numerator of which is equal to the number of shares of Common Stock of Holdings (whether Class A or Class B) held by Culbro at the time of the Offering, plus the number of shares of Common Stock that would have been issuable upon exercise of all Culbro Options had such exercise occurred subsequent to the Merger, and the denominator of which is equal to the total number of shares of Culbro Stock outstanding prior to the exercise of such Culbro Option, plus the total number of shares of Culbro Stock that were subject to Culbro Options immediately prior to the Offering.]

                  (h) Effect of Post-Distribution Transfer on Conversion Awards. Conversion Awards shall be administered with respect to any provisions relating to continuing employment requirements to give Service Credit for service with the party employing the grantee as of the Distribution Date. Solely with respect to such Conversion Awards (and not with respect to new awards made after the Distribution Date), a Post-Distribution Transfer shall not be deemed a termination of employment for purposes of any provision requiring continued employment; the business operation or business unit from which such employee terminates employment shall promptly notify the administrator of the Option Plan of each party of the occurrence of any termination subject to the provisions of this
      Section 2.4(h). Whichever party is the new employer shall inform the former employer of any termination of employment of such transferred employee. Any termination of employment other than as described in this
      Section 2.4(h) shall be treated by applying the applicable provisions of the CLR Stock Plan or the Existing Stock Plan relating to terminations of employment without the modifications described in this Section 2.4(h).


            Section 2.6 Annual Incentive Compensation Plans. Effective as of the Asset Transfer Date, the Parties shall take all actions necessary and appropriate to provide (i) that Holdings shall assume and be solely responsible for liabilities under the Culbro Annual Incentive Compensation Plan (Corporate), and the Culbro Annual Incentive Compensation Plan (General Cigar), and (ii) that CLR shall assume or retain sole responsibility for liabilities under the Culbro Annual Incentive Compensation Plan (Imperial Nurseries), except with respect to individuals specified on Exhibit A-1 hereto.

            Section 2.7 Culbro Long Term Performance Plan.

                  (a) The parties shall take any and all actions necessary to provide that, effective as of the Asset Transfer Date, Holdings shall assume the Performance Plan and shall continue, in its own discretion, the Performance Plan with respect to participants employed by Holdings or any direct subsidiary of Holdings prior to the Asset Transfers. Holdings shall assume all liabilities and obligations under the Performance Plan that were in existence as of the Asset Transfer Date with respect to Culbro Employees, Culbro Terminees, Holdings Employees or Holdings Terminees.

                  (b) CLR Employees shall be eligible to receive the portion of their award, if any, earned through the Asset Transfer Date. Determination and payment of any award under the Performance Plan shall be made by the applicable Parties as soon as reasonably practicable after the Asset Transfer Date, and payment of any award shall be made by Holdings, except with respect to individuals specified on Exhibit A-2 hereto.

            Section 2.8 Jay Green Employment Agreement. Culbro and Holdings shall take, or cause to be taken, all actions necessary and appropriate to provide that, effective as of the Asset Transfer Date, Holdings shall assume Culbro's obligations under the Jay Green Employment Agreement. Each Culbro Option granted pursuant to the Jay Green Employment Agreement shall be reformed as one CLR Option and one Holdings Option each, in accordance with Section 2.5 of this Agreement.

            Section 2.9 Holdings Medical/Dental Plans.

                  (a) Liability for Claims. Except with respect to CLR Employees as provided in Section 2.10, prior to the Asset Transfers Culbro shall retain and shall be responsible for, and following the Asset Transfers Holdings shall assume and be responsible for, or cause the applicable insurance carriers or HMOs to be responsible for, all liabilities and obligations related to claims asserted or incurred or premiums owed or due under any Culbro Medical/Dental Plan.

                  (b) Continuation Coverage Administration. As of the Asset Transfer Date, Holdings shall assume or retain and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, providing and administering the continuation coverage required by COBRA as it relates to any Culbro Qualified Beneficiary or Holdings Qualified Beneficiary, and CLR shall have no liability or obligation with respect thereto.

                  (c) Continuation Coverage Claims. As of the Asset Transfer Date, Holdings shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations in connection with claims asserted or incurred or premiums owed through the Asset Transfer Date under any Culbro Medical/Dental Plan in respect of any Culbro Qualified Beneficiary and claims asserted or incurred or premiums owed after the Asset Transfer Date under any Holdings Medical/Dental Plan in respect of any Culbro Qualified Beneficiary or Holdings Qualified Beneficiary and CLR shall have no liability or obligation with respect thereto. To the extent required by COBRA, each Culbro Qualified Beneficiary and each Holdings Qualified Beneficiary shall, to the extent applicable, for all purposes under any new Holdings Medical/Dental Plan (i) have coverage which is substantially comparable to that provided immediately prior to the Distribution Date,
      (ii) have no preexisting condition limitation imposed other than that which is or was already imposed under the applicable existing Plan, and
      (iii) be credited with or otherwise have taken into account, to the extent applicable, the expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits credited to such individual as of the Asset Transfer Date under the terms of the applicable existing Plan as if such expenses and usage had originally been credited to such individual under a Holdings Medical/Dental Plan.

                  (d) Liability for Medical Retirees. As of the Asset Transfer Date, Holdings shall assume or retain, as the case may be, and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations whatsoever in connection with claims asserted or incurred or premiums owed through or after the Asset Transfer Date under the retiree coverage provisions of any Culbro Medical/Dental Plan (or successor thereto) or any Holdings Medical/Dental Plan in respect of any Medical Retiree, and CLR shall have no liability or obligation with respect thereto.

            Section 2.10 CLR Medical/Dental Plans. Prior to the Asset Transfers Culbro shall retain and shall be responsible for, and following the Asset Transfers, CLR shall assume and be responsible for, or cause the applicable insurance carriers or HMOs to be responsible for, all liabilities and obligations related to claims asserted or incurred or premiums owed or due by any CLR Employee under any Culbro Medical/Dental Plan, and as of the Asset Transfer Date, CLR shall adopt Medical/Dental Plans which provide CLR Employees with substantially identical benefits as are available under the Culbro Medical/Dental Plans immediately prior to the Asset Transfers; provided, however, that following the Asset Transfer Date, CLR may, at its discretion, amend, modify or terminate any CLR Medical/Dental Plan. It is understood that any CLR Medical/Dental Plans may provide for joint coverage under any Culbro Medical/Dental Plan or insurance policy in effect as of the Asset Transfer Date, subject to a fee-sharing arrangement between the Parties. For purposes of any Medical/Dental Plan, the establishment of any CLR Medical/Dental Plan shall not, of itself, constitute a severance or a termination of employment for Transferred Employees.

            Section 2.11 Employer Liability under Welfare Plans. Except as otherwise expressly provided herein, Culbro and/or Holdings shall retain all liabilities accrued though the Asset Transfer Date under all Welfare Plans; CLR shall be responsible only for liabilities accrued by CLR Employees under such Welfare Plans following the Asset Transfer Date. Effective as of the Merger, Holdings and Culbro shall take, or cause to be taken, such actions as are necessary and appropriate to provide for Holdings to assume and or continue any Welfare Plans maintained by Culbro as of the Merger Date.

            Section 2.12 Preservation of Right To Amend or Terminate Plans. Except as otherwise expressly provided in this Article II, no provisions of this Agreement, including, without limitation, the agreement of Culbro, Holdings or CLR to make a contribution or payment to or under any Plan herein referred to for any period, shall be construed as a limitation on the right of Culbro Holdings or CLR to amend such Plan or terminate its participation therein which Holdings or CLR would otherwise have under the terms of such Plan or otherwise, and no provision of this Agreement shall be construed to create a right in any employee or former employee, or dependent or beneficiary of such employee or former employee under a Plan which such person would not otherwise have under the terms of the Plan itself; provided, however, that neither Party shall amend any Plan to the extent that such amendment would have the effect of increasing the liabilities of the other Party under any Plan of the other Party, without such other Party's consent.

            Section 2.13 Reimbursement. Culbro and CLR acknowledge that Holdings, on the one hand, and CLR, on the other hand, may incur costs and expenses, including, but not limited to, contributions to Plans and the payment of insurance premiums arising from or related to any of the Plans which are, as set forth in this Agreement, the responsibility of the other Party hereto. Accordingly, Culbro and/or Holdings and CLR shall reimburse each other, as soon as practicable, but in any event within thirty (30) days of receipt from the other Party of appropriate verification, for all such costs and expenses.

            Section 2.14 Payroll Reporting and Withholding.

                  (a) Form W-2 Reporting. CLR and Culbro and/or Holdings hereby adopt the "alternative procedure" for preparing and filing IRS Forms W-2 (Wage and Tax Statements), as described in Section 5 of Revenue Procedure 84-77, 1984-2 IRS Cumulative Bulletin 753 ("Rev. Proc. 84-77"). Under this procedure CLR as the successor employer shall provide all required Forms W-2 to all Transferred Employees reflecting all wages paid and taxes withheld by both Culbro as the predecessor and CLR as the successor employer for the entire year during which the Distribution takes place. Holdings shall provide all required Forms W-2 to all Retained Employees reflecting all wages and taxes paid and withheld by Culbro before the Distribution Date and by Holdings on and after the Distribution Date.

            In connection with the aforesaid agreement under Rev. Proc. 84-77, each business unit or business operation of Culbro shall be assigned to either Holdings or CLR, depending upon whether it is a Retained Business or a Transferred Business, and each Retained Employee or Transferred Employee associated with such business unit or business operation shall be assigned for payroll reporting purposes to Holdings or CLR, as the case may be. Holdings and CLR shall be responsible for filing IRS Forms 941 for their respective Employees.

                  (b) Forms W-4 and W-5. CLR and Holdings agree to adopt the alternative procedure of Rev. Proc. 84-77 for purposes of filing IRS Forms W-4 (Employee's Withholding Allowance Certificate) and W-5 (Earned Income Credit Advance Payment Certificate). Under this procedure Holdings shall provide to CLR as the successor employer all IRS Forms W-4 and W-5 on file with respect to each Transferred Employee, and CLR will honor these forms until such time, if any, that such Transferred Employee submits a revised form.

                  (c) Garnishments, Tax Levies, Child Support Orders, and Wage Assignments. With respect to Employees with garnishments, tax levies, child support orders, and wage assignments in effect with Culbro on the Asset Transfer Date, CLR as the successor employer with respect to each Transferred Employee shall honor such payroll deduction authorizations and will continue to make payroll deductions and payments to the authorized payee, as specified by the court or governmental order which was filed with Culbro.

                  (d) Authorizations for Payroll Deductions. Unless otherwise prohibited by this or another agreement entered into in connection with the Distribution, or by a Plan document, with respect to Transferred Employees with authorizations for payroll deductions in effect with Culbro on the Asset Transfer Date, CLR as the successor employer will honor such payroll deduction authorizations relating to each Transferred Employee, and shall not require that such Transferred Employee submit a new authorization to the extent that the type of deduction by CLR does not differ from that made by Culbro.

                                  ARTICLE III

                         LABOR AND EMPLOYMENT MATTERS

            Notwithstanding any other provision of this Agreement or any other Agreement between CLR and Culbro to the contrary, CLR and Culbro understand and agree that:

            Section 3.1 Separate Employers. On and after the Distribution Date and the separation of Employees into their respective companies, CLR and Culbro will be separate and independent employers.

            Section 3.2 Employment Policies and Practices. Subject to the provisions of ERISA and any provision of this Agreement governing Service Credits or Post-Distribution Transfers, and except as limited by applicable law or agreement, CLR and Culbro may adopt, continue, modify or terminate such employment policies, compensation practices, retirement plans, welfare benefit plans, and other employee benefit plans of any kind or description, as each may determine, in its sole discretion, are necessary or appropriate.

            Section 3.3 Matters Concerning Administration.

                  (a) Administrative Services In Connection With The CLR Plans. It is agreed that Culbro (and after the Merger, Holdings) will provide administrative services to the CLR 401(k) Plan, the CLR Stock Plan, any CLR Medical/Dental Plan, or any other Plan of CLR, from the Distribution Date through November 29, 1997 at a reasonable fee to be agreed upon by Culbro and CLR, which fee shall comply with ERISA and other applicable law. Such services will be substantially similar to the services provided by employees of Culbro under existing Culbro Plans. These administrative services may be extended beyond November 29, 1997, if agreed to by Culbro and CLR.

                  (b) Allocation of Group Insurance Reserves. The Parties hereby agree to divide and allocate any surplus balances and any reserves relating to any group insurance Plan maintained by Culbro prior to the Distribution, in accordance with a formula and procedures to be adopted by the Parties prior to the Distribution Date.

            Section 3.4 Notice of Claims. Without limitation to the scope and application to each Party in the performance of its duties under Section 3.3, each Party will notify in writing and consult with the other Party prior to making any settlement of an employee claim, for the purpose of avoiding any prejudice to such other Party arising from the settlement.

            Section 3.5 Assumption of Unemployment Tax Rates. Changes in state unemployment tax experience from that of Culbro as of the Distribution Date shall be handled as follows. In the event an option exists to allocate state unemployment tax experience of Culbro, the Culbro experience shall be transferred to CLR if this results in the lowest aggregate unemployment tax costs for both Culbro and CLR combined, and the

Culbro experience shall be retained by Holdings if this results in the lowest aggregate unemployment tax costs for Culbro and CLR combined.

            Section 3.6 Employees on Leave of Absence. After the Distribution Date, CLR shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution Date were employed in a CLR Business.

            Section 3.7 No Third Party Beneficiary Rights.

                  (a) Neither this Agreement nor any other intercompany agreement among CLR, Culbro, and Holdings is intended to nor does it create any third party contractual or other common law rights. No person (including any Employee, any beneficiary or dependent thereof) shall be deemed a third-party beneficiary of the agreements among CLR, Culbro, and Holdings.

                  (b) Nothing contained in this Agreement shall confer upon any Employee any right with respect to continuance of employment by any Party, nor shall anything herein interfere with the right of any Party to terminate the employment of any Employee at any time, with or without cause, or restrict any Party in the exercise of its independent business judgment in modifying any of the terms and conditions of the employment of an Employee, except as provided by applicable law.

            Section 3.8 Attorney-Client Privilege. Any provisions herein requiring the Parties to this Agreement to cooperate shall not be deemed to be a waiver of the attorney/ client privilege for any Party nor shall it require any Party to waive its attorney/client privilege.

                                  ARTICLE IV

                                    DEFAULT

            Section 4.1 Default. If any Party or Parties materially defaults hereunder, the non-defaulting Party or Parties shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

            Section 4.2 Force Majeure. The Parties shall incur no liability to each other due to a default under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out, work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other delay beyond each other's reasonable control.

                                    ARTICLE V

                                 MISCELLANEOUS

            Section 5.1 Access to Information; Cooperation. The Parties and their authorized agents shall be given reasonable access to and may take copies of all information relating to the subjects of this Agreement (to the extent permitted by federal and state confidentiality laws) in the custody of any other Party, including any agent, contractor, subcontractor, agent or any other person or entity under the contract of such Party. The Parties shall provide one another with such information within the scope of this Agreement as is reasonably necessary to administer each Party's Plans. The Parties shall cooperate with each other to minimize the disruption caused by any such access and providing of information.

            Section 5.2 Assignment. No Party shall, without the prior written consent of the other, have the right to assign any rights or delegate any obligations under this Agreement.

            Section 5.3 Headings. The headings used in this Agreement are inserted only for the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

            Section 5.4 Severability of Provisions. No Party to this Agreement intends to violate statutory or common law by executing this Agreement. If any section, sentence, paragraph, clause or combination of provisions in this Agreement is in violation of any law, such sections, sentences, paragraphs, clauses or combinations shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the Parties.

            Section 5.5 Parties Bound. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing herein, expressed or implied, shall be construed to give any other person any legal or equitable rights hereunder.

            Section 5.6 Notices. All notices, consents, approvals and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the named representatives of the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

            (a)   if to Culbro:

                  Culbro Corporation
                  387 Park Avenue South
                  New York, New York  10016-8899
                  Attention:  ____________________

            (b)  if to CLR:

                  Culbro Land Resources, Inc.
                  ________________________________
                  Windsor, CT ______-______
                  Attention: _____________________

The Parties agree that, upon the request of another Party, the requested Party will give copies of all of its notices, consents, approvals and other communications hereunder to any lender to the requesting Party or other person specified by such requesting Party.

            Section 5.7 Further Action. The Parties shall cooperate in good faith and take such steps and execute such papers as may be reasonably requested by another Party to implement the terms and provisions of this Agreement.

            Section 5.8 Waiver. The Parties agree that the waiver of any default under any term or condition of this Agreement shall not constitute a waiver of any subsequent default or nullify the effectiveness of that term or condition.

            Section 5.9 Governing Law. All controversies and disputes arising out of or under this Agreement shall be determined pursuant to the laws of the State of New York, regardless of the laws that might be applied under applicable principles of conflicts of laws.

            Section 5.10 Consent to Jurisdiction. The Parties irrevocably submit to the exclusive jurisdiction of (a) the Courts of the State of New York, or (b) any federal district court where there is federal jurisdiction for the purpose of any suit, action or other Court proceeding arising out of this Agreement.

            Section 5.11 Entire Agreement. This Agreement and the Distribution Agreement constitute the entire understanding between the Parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. To the extent that the terms of this Agreement and similar terms of the Distribution Agreement are in conflict, the interpretation given to the conflicting terms of the Distribution Agreement shall govern the interpretation and performance of this Agreement. No amendment, modification, extension or failure to enforce any condition of this Agreement by any Party shall be deemed a waiver of any of its rights herein. This Agreement shall not be amended except by a writing executed by the Parties.

                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly as of the date first above written.

                   CULBRO CORPORATION, a New York corporation



                              By:________________________________________
                              Name:
                              Title:


                              CULBRO LAND RESOURCES, INC., a
                              Delaware corporation



                              By:________________________________________
                              Name:
                              Title:


                              GENERAL CIGAR HOLDINGS, INC., a Delaware corporation



                              By:________________________________________
                              Name:
                              Title:



                                      S-1